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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K


                                Current Report
                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

     Date of Report (Date of earliest event reported) - December 10, 1999


                                Data Race, Inc.
            (Exact name of registrant as specified in its charter)

                                     TEXAS
                (State or other jurisdiction of incorporation)

           0-20706                                     74-2272363
   (Commission File Number)                (I.R.S. Employer Identification No.)


                              12400 Network Blvd.
                           San Antonio, Texas 78249
                                (210) 263-2000
 (Address of Principal Executive Offices and Telephone Number, Including Area
                                     Code)
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Item 5.   Other Events.

          Completion of a Private Placement.

          On December 10, Data Race, Inc. (the "Company") completed a private placement of 1,904,761 shares of its common stock (the "Common Shares"), and warrants to purchase 571,429 shares of common stock (the "Warrants") to Cranshire Capital, L.P., Keyway Investments Ltd., and Lionhart Investments Ltd. (the "Investors"), for an aggregate price of $4,000,000. The Warrants are exercisable at a price of $3.00 per share through December 10, 2001. The Company intends to use the proceeds from the private placement primarily for general corporate purposes.

          The Company has agreed to file a registration statement under the Securities Act of 1933, covering the resale of the Common Shares and the shares of common stock issuable upon exercise of the Warrants. The Company will incur certain penalties if the registration statement is not filed by January 9, 2000, or declared effective by April 8, 2000. These penalties may be paid in cash or, at the Investors' option, in common stock. In addition, if the Company issues additional shares of common stock prior to the effective date of the registration statement, then antidilution provisions contained in the securities purchase agreement may require the Company to issue additional shares of common stock to the Investors so as to prevent dilution of the Investors' investment in the Company.

          In connection with the private placement, the Company granted to the Investors a right of first refusal to purchase additional securities issued by the Company (subject to certain exceptions) prior to June 7, 2000.

          As compensation for the investment by the Investors, the Company paid to a placement agent a cash fee equal to 6% of the gross proceeds received by the Company from the Investors.

          THE SUMMARY OF THE PRIVATE PLACEMENT SET FORTH ABOVE IS QUALIFIED IN ITS ENTIRETY BY REFERENCE TO THE SECURITIES PURCHASE AGREEMENT, THE WARRANT AGREEMENTS, AND THE REGISTRATION RIGHTS AGREEMENT EXECUTED BY THE COMPANY IN CONNECTION WITH THE PRIVATE PLACEMENT. SUCH DOCUMENTS ARE FILED AS EXHIBITS TO THIS FORM 8-K.

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Item 7.   Financial Statements and Exhibits.

          (c)  Exhibits


          Exhibit                            Description
          -------                            -----------

           10.1 Securities Purchase Agreement dated December 10, 1999, by and among Data Race, Inc. and Cranshire Capital, L.P., Keyway Investments Ltd., and Lionhart Investments Ltd., as the Investors

           10.2 Registration Rights Agreement dated December 10, 1999, by and among Data Race, Inc. and Cranshire Capital, L.P., Keyway Investments Ltd., and Lionhart Investments Ltd., as the Investors

           10.3 Warrant Agreement, dated December 10, 1999, issued to Cranshire Capital, L.P.

           10.4 Warrant Agreement, dated December 10, 1999, issued to Keyway Investments Ltd.

           10.5 Warrant Agreement, dated December 10, 1999, issued to Lionhart Investments Ltd.
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                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    DATA RACE, Inc.


Date:  December 15, 1999            By:   /s/ Gregory T. Skalla
                                       --------------------------------------
                                       Gregory T. Skalla,
                                       Senior Vice President-Finance, Chief
                                       Financial Officer, Treasurer and
                                       Secretary
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                                 EXHIBIT INDEX


          Exhibit                            Description
          -------                            -----------

           10.1 Securities Purchase Agreement dated December 10, 1999, by and among Data Race, Inc. and Cranshire Capital, L.P., Keyway Investments Ltd., and Lionhart Investments Ltd., as the Investors

           10.2 Registration Rights Agreement dated December 10, 1999, by and among Data Race, Inc. and Cranshire Capital, L.P., Keyway Investments Ltd., and Lionhart Investments Ltd., as the Investors

           10.3 Warrant Agreement, dated December 10, 1999, issued to Cranshire Capital, L.P.

           10.4 Warrant Agreement, dated December 10, 1999, issued to Keyway Investments Ltd.

           10.5 Warrant Agreement, dated December 10, 1999, issued to Lionhart Investments Ltd.